UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 18, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

80-02 Kew Gardens Road, Kew Gardens, New York, 11415

(Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure

                On February 18, 2003, JetBlue Airways Corporation submitted to the U.S. Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The full text of their certifications are included as Exhibit 99.1 hereto.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: February 18, 2003	By:	/s/ HOLLY L. NELSON
Holly L. Nelson
Vice President and Controller
(principal accounting officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002